Supplement to the
Fidelity® Low-Priced Stock Fund
September 26, 2002 Prospectus

Effective after the close of business on Friday November 15, 2002, shares of the fund are available to new accounts. Accordingly, the first paragraph under the heading "Buying Shares" on page 10 is no longer applicable. Also, the ninth bullet under the heading "Selling Shares" on page 12 is no longer applicable.